                                                                    EXHIBIT 23.1

                 KEYSTONE INTERNATIONAL, INC. AND SUBSIDIARIES

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 1995 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-37053, File No. 33-69814 and File No. 33-50845.

ARTHUR ANDERSEN LLP

March 10, 1995
Houston, Texas